EXHIBIT 23(a)


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
















































                               EXHIBIT 23(a)

                       INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of The Colonel's International, Inc. on Form S-8 of our report dated March 4, 1996, appearing in the Annual Report on Form 10-K of The Colonel's International, Inc. for the year ended December 31, 1995.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Ann Arbor, Michigan
August 15, 1996